Exhibit 99.1

Contact:	David Stockert
Post Properties, Inc.
(404) 846-5000

Post Properties Prices Common Stock Offering

ATLANTA, September 24, 2009 – Post Properties, Inc. (NYSE: PPS) announced today that it has priced its public offering of 3,500,000 shares of common stock at a price to the public of $17.75 per share. In addition, the Company has granted the underwriters a 30-day option to purchase up to 525,000 additional shares of common stock to cover overallotments, if any.

The estimated net proceeds to the Company from the offering, before giving effect to any exercise of the underwriters’ overallotment option, are expected to be approximately $59 million, after deducting the underwriting discount and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering to repay approximately $39.4 million of existing mortgage indebtedness secured by the Company’s Post Fallsgrove property and for an approximately $4.0 million prepayment penalty in connection with the repayment of the Fallsgrove indebtedness. The remaining net proceeds from the offering will be used for general corporate purposes, which may include funding the Company’s development pipeline or the repurchase of its outstanding preferred stock or senior unsecured notes. Subject to customary closing conditions, the offering is expected to close on or about September 29, 2009.

The common stock offering is being made pursuant to a prospectus supplement to the Company’s prospectus, dated December 21, 2006, filed as part of the Company’s effective registration statement relating to these shares. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The offering may be made only by means of a prospectus supplement and the related prospectus.

J.P. Morgan and Wells Fargo Securities are the joint book-running managers for the offering. When available, copies of the prospectus supplement and accompanying prospectus relating to these securities may be obtained by contacting J.P. Morgan Securities Inc., Attention: National Statement Processing, Prospectus Library, 4 Chase Metrotech Center, CS Level, Brooklyn, New York 11245, telephone: 718-242-8002 or Wells Fargo Securities, Attention: Equity Syndicate Department, 375 Park Avenue, New York, New York 10152, telephone: (800) 326-5897.

About Post Properties

Post Properties, founded more than 38 years ago, is one of the largest developers and operators of upscale multifamily communities in the United States. The Company’s mission is delivering superior satisfaction and value to its residents, associates, and investors, with a vision of being the first choice in quality multifamily living. Operating as a real estate investment trust (“REIT”), the Company focuses on developing and managing Post® branded resort-style garden and high density urban apartments. In addition, the Company develops high-quality condominiums and converts existing apartments to for-sale multifamily communities. Post Properties is headquartered in Atlanta, Georgia, and has operations in nine markets across the country.

Post Properties owns 19,864 apartment units in 55 communities, including 1,747 apartment units in five communities held in unconsolidated entities and 1,429 apartment units in four communities currently under construction and/or in lease-up. The Company is also developing and selling 362 for-sale condominium homes in three communities (including 129 units in one community held in an unconsolidated entity) and is converting apartment units in two communities initially consisting of 349 units into for-sale condominium homes through a taxable REIT subsidiary.

Forward Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Company’s future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Examples of such statements in this press release include the Company’s intention to offer shares of its common stock in a public offering and the Company’s plans with respect to its use of proceeds from such offering. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

The following are some of the factors that could cause the Company’s actual results and its expectations to differ materially from those described in the Company’s forward-looking statements: the success of the Company’s business strategies; future local and national economic conditions, including changes in job growth, interest rates, the availability of mortgage and other financing and related factors; uncertainties associated with the global capital markets, including the continued availability of traditional sources of capital and liquidity and related factors; a downgrade in the credit rating of the Company’s securities; demand for apartments in the Company’s markets and the effect on occupancy and rental rates; the impact of competition on the Company’s business, including competition for residents in the Company’s apartment communities and buyers of our for-sale condominium homes and development locations; the uncertainties associated with the Company’s real estate development, including actual costs exceeding the Company’s budgets or development periods exceeding expectations; uncertainties associated with the timing and amount of apartment community sales, the market for such sales and the resulting gains/losses associated with such sales; the Company’s ability to enter into new joint ventures and the availability of equity financing from traditional real estate investors to fund development activities; the Company’s ability to obtain construction loan financing to fund development activities; the Company’s real estate assets being subject to impairment charges; uncertainties associated with the Company’s condominium conversion and for-sale housing business, including the timing and volume of condominium sales; uncertainties associated with loss of personnel in connection with the Company’s reduction of corporate and property development and management overhead; conditions affecting ownership of residential real estate and general conditions in the multifamily residential real estate market; uncertainties associated with environmental and other regulatory matters; the impact of ongoing litigation with the Equal Rights Center regarding the Americans with Disabilities Act and the Fair Housing Act (including any award of compensatory or punitive damages or injunctive relief requiring the Company to retrofit apartments or public use areas or prohibiting the sale of apartment communities or condominium units) as well as the impact of other litigation; the effects of changes in accounting policies and other regulatory matters detailed in the Company’s filings with the SEC and uncertainties of litigation; the costs of remediating damage to the Company’s communities that have stucco or exterior insulation finishing systems for potential water penetration and other related issues; and the Company’s ability to continue to qualify as a real estate investment trust under the Internal Revenue Code. Other important risk factors regarding the Company are included in the filings the Company makes from time to time with the SEC, including the risk factors under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K dated December 31, 2008 and other risk factors as may be discussed in subsequent filings with the SEC. All such risk factors are specifically incorporated by reference into this press release.

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